Broadridge Financial Solutions, Inc. Investor Presentation First Quarter Fiscal 2017 Exhibit 99.1

1 © 2015 | This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” could be” and other words of similar meaning, are forward-looking statements. In particular, information referred to as “Fiscal Year 2017 Financial Guidance” or our three-year performance objectives and outlook are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2016 (the “2016 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2016 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; any material breach of Broadridge security affecting its clients’ customer information; declines in participation and activity in the securities markets; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Forward-Looking Statements

2 © 2015 | Broadridge Has Deep Connections Across Four Client Segments • Institutional Broker-Dealers • Bank-Owned Institutional Broker-Dealers • Institutional Clearing Houses • Asset Managers • Investment Managers • Mutual Funds • Retirement Plan Providers • Hedge Funds • Fund Administrators • Retail Bank Brokerage • Small Regional Brokerage • Independent Advisors and RIAs • Retail Clearing Houses • Discount Brokers • Corporate Issuers • Corporate Treasury 45,000 Global Corporate Issuers 140,000,000 Individual Accounts (Globally) 10,000 Corporate Issuers USA & Canada 250 Retirement Service Providers 800 Mutual Fund Families 6,700 Institutional Investors 1,100 Banks & Brokers 100,000 Financial Advisors Note: Client amounts are approximate figures .

3 © 2015 | Broadridge’s Technology-Driven Solutions • Global Trade Processing (e.g., Equity, Fixed Income, Accenture Post Trade Processing) • Enterprise Retail Trade Processing • FX&L / SWIFT Messaging / Reconciliations • Data and Analytics • Revenue and Expense Management • Managed Services • Customer Communications • Retirement Fund Trade Processing • Data and Analytics • Revenue and Expense Management • Investment Management Solutions • Managed Services • Regulatory Communications • Customer Communications • Retail / Wealth Advisor Solutions • Tax Services • Data and Analytics • Digital Solutions • Managed Services • Corporate Issuer Solutions • Data and Analytics • FX&L / SWIFT Messaging / Reconciliations

4 © 2015 | Broadridge’s Unique Franchise in Financial Services 98% client revenue retention rate 50+ years of financial services experience of the top-101 global banks are our clients 10 #1 leading provider of U.S. beneficial proxy and prospectus, U.S. fixed income & Canadian equity processing Billion investor communications processed annually 2+ average daily in North American fixed income & equity trades $5+ Trillion of outstanding shares in U.S. processed, 50%+ rest of world 80%+ markets where we clear and settle trades 70+ Investor Communication Solutions Global Technology & Operations + 1. Top 10 global banks based on total revenues in equity, FICC and IBD per Coalition Research, 1Q’14. Note: All Broadridge results and statistics are for FY ended 6/30/16 other than 5-year average client revenue retention rate. Our solutions range from SaaS to customized managed services supporting full outsourcing

5 © 2015 | Broadridge Has a Strong and Predictable Business Model 98% client revenue retention rate Consistently high retention rate reflects the strength of our client relationships Long-term contracts Expanding portfolio of growth products Growth products now contribute ~25% of recurring fee revenue vs. ~10% in FY10 90%+ of total revenue is recurring Diverse revenue distribution • Over 1,100 broker-dealers • ~10,000 corporate issuers • ~800 mutual fund families Note: All Broadridge results and statistics are for FY ended 6/30/16 other than 5-year average revenue retention rate rate. $2.07 $2.13 $2.07 $2.21 $2.17 $2.30 $2.43 $2.56 $2.69 $2.90 $1.6 $1.8 $2.0 $2.2 $2.4 $2.6 $2.8 $3.0 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Broadridge Revenues: FY 2007 - FY 2016 Resilience in the downturn $ in billions

Sustainable Growth, Operational Excellence, and Sound Capital Deployment Will Drive Performance

Top Quartile Total Shareholder Return

Sustainable Growth	Operational Excellence	Capital Strategy
7–10% Recurring Fee 3-Year CAGR (FY14–FY17F)	**Margin[1] Expansion from 16% to ~18% (ending FY17F)**	**Target ~45% payout ratio[2] and share repurchases contributing 3–4% to TSR**
• Drive organic growth in current markets • Exploit adjacencies	• Realize efficiencies • Increase operational leverage	• Consistent, strong FCF • Balance investing and returning cash to shareholders

- **Strong and resilient franchise**
- **Ubiquitous presence in financial services**
- **Deep industry expertise**
- **Powerful service profit chain culture**

1. Represents Adjusted Earnings Before Interest and Taxes Margin. 2. Dividend subject to Board approval

Broadridge
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7 © 2015 | $24B Market Opportunity Bolstered By Key Market Trends Current Addressable Market Key Market Trends $16B $8B Global Technology & Operations Investor Communication Solutions Mutualization Strong drive to standardize duplicative, non-differentiating industry capabilities Digitization Digital technologies that enable lower cost, higher touch interactions Data and Analytics Network and data assets that enable clients to create unique value

8 © 2015 | We Report Two Operating Segments 1. Investor Communication Solutions 2. Global Technology & Operations Broadridge has three segments, ICS, GTO, and Other.

9 © 2015 | $1,647 $1,776 $1,881 $2,030 $2,220 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 $2,100 $2,200 $2,300 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 $ in millions ICS Revenue Breakdown and Growth Trends FY 2016 ICS Revenues of $2.22 billion1 Broad Client Base $864 39% $348 16% $143 6% $178 8% $242 11% $446 20% B A N K S B R O K E R - D E A L E R S M U T U A L F U N D S C O R P O R AT E I S S U E R S Distribution Emerging & Acquired and Other Fulfillment Transaction Reporting Interims Proxy Increase in electronic distribution reduces postage revenue and increases margins 1. Financial metrics in millions and statistics are for FY16 ended 6/30/16. Broadridge has three segments, ICS, GTO, and Other. $2.22 Bn (77% of Broadridge) 5 Yr. Revenue CAGR of 7%

10 © 2015 | $642 $645 $681 $693 $738 $300 $400 $500 $600 $700 $800 $900 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 $ in millions GTO Revenue Breakdown and Growth Trends By Product1 Strong Market Position Clears and settles in over 70 countries Processes avg. of over $5 trillion in equity and fixed income trades per day in US and Canadian securities 18 of the 23 primary fixed income dealers in the US are our clients Equity (83%) Transaction-Based, $137 Non-transaction, $476 Fixed Income (17%) Transaction-Based, $58 Non-transaction, $67 1. Financial metrics in millions and statistics are for FY16 ended 6/30/16. Broadridge has three segments, ICS, GTO, and Other. $738 M (25% of Broadridge) 5 Yr. Revenue CAGR of 4%

11 © 2015 | Strong Performance Provides Platform For Growth Note: Unaudited. Note: Adjusted Operating Income and Adjusted Operating Income Margin are Non-GAAP measures. See the Appendix for reconciliations to closest GAAP measures. FY12 FY16 FY12-FY16 CAGR Total Revenue $2.2B $2.9B 6% Recurring Fee Revenue $1.3B $1.9B 7% Adjusted Earnings Per Share $1.67 $2.73 13% Closed Sales $120M $151M 6%

12 © 2015 | Broadridge Recurring fee revenue growth 29-31% Total revenue growth 43-45% Adjusted Operating income margin ~15% Diluted earnings per share growth 9-14% Adjusted Diluted earnings per share growth 12-17% Free cash flows $350-$400M Closed sales $140-$180M Segments ICS Total revenue growth 55-57% ICS Pre-tax margin ~14% GTO Total revenue growth 4-6% GTO Pre-tax margin ~18.5% Fiscal Year 2017 Guidance* * As of August 9 Fourth Quarter and Fiscal Year 2016 Earnings report

13 © 2015 | FY15–FY17 FY16A FY17* Recurring Fee Revenue Growth 7-10% 9% 29-31% Total Revenue Growth 5-7% 8% 43-45% Adjusted Operating Inc. Margin +50-60bps/yr. 18.5% ~15% Adjusted EPS Growth 9-11% 11% 12-17% On Track to Achieve Three Year Financial Objectives 3-Year Compound Annual Growth Rates * As of August 9 Fourth Quarter and Fiscal Year 2016 Earnings report - includes impact of DST’s North American Customer Communications unit, which was completed on July 1, 2016

14 © 2015 | Pr io ri ty Executing Our Capital Stewardship Strategy To Enhance Shareholder Value Committed to a strong dividend Targeting tuck-in acquisitions to drive growth Share repurchases Maintain investment grade credit rating Fiscal Years 2013 - 2016: Select Uses of Cash (a) Purchases of Treasury stock, net of proceeds from exercise of stock options (b) Includes other investments

15 © 2015 | Customer Communications Combination Highlights Compelling financial and strategic opportunities Compelling near term financial benefits Attractive medium term expansion opportunity Larger long term opportunity  Projected to be accretive to EPS and Adjusted EPS in FY 2017 (EPS accretion included in 2017 guidance)  $20 million of annualized cost synergies expected in 18-30 months  Deeper penetration of key client segments  Creates North America’s premier customer communications technology platform  Scaled point of consolidation for in-house platforms as industry evolves and moves to digital communications  Enables accelerated investment in next-gen digital capabilities  Expected to create leading digital and multi-channel communications provider through Inlet and other capabilities  Positions BR to address low e-adoption rates for financial services and service providers Strategically aligned with key industry trends of Mutualization, Digitization, and Data & Analytics

16 © 2015 | Broadridge Investment Thesis • Resilient, predictable business model • Large market opportunity aligned with powerful industry trends • Unique franchise and ubiquitous presence • Track record driving growth through new products and tuck- in acquisitions • Low capital intensity and strong free cash flow enable balanced capital stewardship • Experienced management and highly engaged associate team with track record of delivering strong TSR

Broadridge Fourth Quarter and Fiscal Year 2016 Highlights

18 © 2015 | Fiscal Year 2016 Financial Summary · Revenue growth of 8% led by strong growth in recurring fee revenues · Recurring revenue growth of 9% driven by revenues from closed sales · Internal growth lower than anticipated · Strong bottom line growth · Diluted EPS growth of 9% · Adjusted Diluted EPS growth of 11% · Record closed sales an indication of strong demand for Broadridge solutions · On track to hit three year financial objectives for revenue and EPS growth · On track through fiscal year 2016 · Fiscal year 2017 guidance* is in line with our goals, even without the contribution from the acquisition of Customer Communications · Balancing return of capital to shareholders with disciplined investment in technology, products and strategic acquisitions · Announced 10% increase in annual dividend amount to $1.32 per share * As of August 9 Fourth Quarter and Fiscal Year 2016 Earnings report

19 © 2015 | Business Update · Record closed sales reflects growing demand for Broadridge services · Strong closed sales results in both segments · Key wins highlight growing acceptance of Broadridge as value-added provider · Very healthy pipeline entering Fiscal Year 2017 · Lower than expected interim record growth · Broadridge more focused on driving growth from new sales and retention · 2016 acquisitions strengthen Broadridge's core offerings · Broadened product offering to asset manager and capital markets clients · Acquisition of Customer Communications completed on July 1 makes Broadridge premier provider of multi-channel communications · Regulatory update · Proposed rule for mutual fund notice-and-access still pending · Issue highlights importance of delivering real savings to mutual funds through digital distribution and investor engagement

20 © 2015 | Organic Growth Driving Recurring Fee Revenues Fiscal Year 2016 Recurring Revenue Drivers Fourth Quarter 2016 Recurring Revenue Drivers Note: Amounts may not sum due to rounding

21 © 2015 | Components of Total Revenue Growth Fiscal Year 2016 Fourth Quarter 2016 Note: Amounts may not sum due to rounding

22 © 2015 | ($ in millions) Investor Communication Solutions (ICS) 4Q 2015 4Q 2016 Change FY 2015 FY 2016 Change Recurring Fee Revenues $429 $460 7% $1,048 $1,157 10% Total Revenues $766 $804 5% $2,030 $2,220 9% Earnings before income taxes $246 $262 7% $381 $409 7% Pre-tax Margin 32.1% 32.6% 50 bps 18.8% 18.4% -40 bps Global Technology and Operations (GTO) 4Q 2015 4Q 2016 Change FY 2015 FY 2016 Change Total Revenues $178 $190 7% $693 $738 7% Earnings before income taxes $29 $36 24% $120 $135 13% Pre-tax Margin 16.1% 18.7% 260 bps 17.4% 18.3% 90 bps Fourth Quarter and Fiscal Year 2016 Segment Results

23 © 2015 | Closing Summary · Strong 2016 Results · 9% recurring revenue growth and 11% growth in Adjusted EPS · Record closed sales · 10% increase in annual dividend underscores commitment to healthy and growing dividend · Broadridge exits 2016 well-positioned for long-term growth · Secular pressures in financial services are accelerating Broadridge's opportunities · Product investments enable Broadridge to take on bigger and more complex operations for its clients · Investments in people are paying off · Strong business model and broad capabilities give Broadridge multiple paths to create top quartile shareholder return · Commitment to service profit chain drives benefits for clients, associates and shareholders

Appendix

25 © 2015 | The Company’s results in this presentation are presented in accordance with U.S. GAAP except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted Diluted earnings per share, and Free cash flows. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Diluted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing performance. These adjusted measures exclude the impact of Acquisition Amortization and Other Costs, which represent the amortization of acquired intangibles as well as other transaction costs and certain integration costs associated with the Company’s acquisition activities. We exclude Acquisition Amortization and Other Costs from these measures because excluding such information provides us with an understanding of the results from the primary operations of our business and these items do not reflect ordinary operations or earnings. Management believes that these measures may be useful to an investor in evaluating the underlying, operating performance of our business. Free Cash Flows In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flows to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions and other discretionary investments. Free cash flows is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures, software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. Explanation and Reconciliation of the Company’s Use of Non- GAAP Financial Measures

26 © 2015 | Definitions Acquisition Amortization and Other Costs represent amortization charges associated with acquired intangible asset values as well as other deal costs associated with the Company’s acquisition activity. Adjusted Debt/EBITDAR Ratio is calculated as (Debt + 8x Rent Expense) / (EBITDA + Rent Expense). Adjusted Operating Income is a Non-GAAP measure and is defined as operating income adjusted to exclude the impact of Acquisition Amortization and Other Costs. Closed Sales represent the expected recurring annual revenues for new client contracts that were signed by Broadridge during the periods referenced. The amount of the closed sale is generally a reasonable estimate of annual revenues based on client volumes or activity, excluding pass-through revenues such as distribution revenues. These types of sales were previously described as recurring revenue closed sales. Distribution revenues consist primarily of postage-related expenses incurred in connection with our Investor Communication Solutions segment. Earnings results and related metrics that are provided on a consolidated basis are Non-GAAP measures as they are adjusted to exclude the impact of certain significant events from our GAAP results such as the impact of Acquisition Amortization and Other Costs. Event-Driven revenues are based on the number of special events and corporate transactions we process. Event-driven activity is impacted by financial market conditions and changes in regulatory compliance requirements, resulting in fluctuations in the timing and levels of event-driven fee revenues. As such, the timing and level of event-driven activity and its potential impact on revenues and earnings is difficult to forecast. Free Cash Flows (FCF) is a Non-GAAP measure and is defined by Broadridge as net cash flows provided by operating activities, less capital expenditures, software purchases and capitalized internal use software. IBM Migration Costs are the costs incurred by Broadridge in connection with the migration of its data centers to IBM. Net New Business refers to recurring revenue from closed sales less recurring revenue from client losses.

27 © 2015 | Reconciliation of GAAP to Non-GAAP Measures $ in millions, except per share figures Fourth Quarter Fiscal Year 2016 2015 2016 2015 Operating income (GAAP) $ 270.3 $ 261.8 $ 500.3 $ 466.9 Acquisition Amortization and Other Costs 8.8 8.6 36.8 30.2 Adjusted Operating income (Non-GAAP) $ 279.2 $ 270.5 $ 537.1 $ 497.2 Operating income margin (GAAP) 27.7% 28.2% 17.3% 17.3 % Adjusted Operating income margin (Non-GAAP) 28.6% 29.1% 18.5% 18.5 % Fourth Quarter Fiscal Year 2016 2015 2016 2015 Net earnings (GAAP) $ 170.1 $ 165.9 $ 307.5 $ 287.1 Acquisition Amortization and Other Costs 8.8 8.6 36.8 30.2 Tax impact of adjustment (3.3) (3.1) (12.7) (10.5) Acquisition Amortization and Other Costs, net of taxes $ 5.5 $ 5.5 $ 24.2 $ 19.8 Adjusted Net earnings (Non-GAAP) $ 175.6 $ 171.5 $ 331.7 $ 306.9 Fourth Quarter Fiscal Year 2016 2015 2016 2015 Diluted earnings per share (GAAP) $ 1.40 $ 1.35 $ 2.53 $ 2.32 Acquisition Amortization and Other Costs, net of taxes 0.05 0.05 0.20 0.16 Adjusted Diluted earnings per share (Non-GAAP) $ 1.45 $ 1.40 $ 2.73 $ 2.47 Fiscal Year 2016 2015 Net cash flows provided by operating activities (GAAP) $ 437.7 $ 431.4 Capital expenditures, software purchases and capitalized internal use software (75.5) (66.0) Free Cash Flows (Non-GAAP) $ 362.2 $ 365.4 (Unaudited) Note: Amounts may not sum due to rounding.

28 © 2015 | Reconciliation of GAAP to Non-GAAP Measures- FY17 Guidance Adjusted Earnings Per Share Growth Rate (1) Diluted earnings per share (GAAP) 9% - 14% Adjusted Diluted earnings per share (Non-GAAP) 12% - 17% Adjusted Operating Income Margin (2) Operating income margin % (GAAP) ~13.6% Adjusted Operating income margin % (Non-GAAP) ~15% Free Cash Flows Net cash flows provided by operating activities (GAAP) $470 - $550 Capital expenditures, software purchases and capitalized internal use software (120) - (150) Free cash flows (Non-GAAP) $350 - $400 (2) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Acquisition Amortization and Other Costs. Fiscal year 2017 Non-GAAP Adjusted Operating income margin guidance estimates exclude estimated Acquisition Amortization and Other Costs of approximately $58 million. (1) Adjusted Diluted EPS growth (Non-GAAP) is adjusted to exclude the projected impact of Acquisition Amortization and Other Costs. Fiscal year 2017 Non- GAAP Adjusted Diluted EPS guidance estimates exclude estimated Acquisition Amortization and Other Costs, net of taxes, of approximately $0.31 per share. (Unaudited)